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                                                                EXHIBIT 10.28



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 18, 2002, is entered into by and among the lenders signatory hereto (the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent (in such capacity, "Agent") for the Lenders, MTS, INCORPORATED, a California corporation, and THREE A'S HOLDINGS, L.L.C., a Delaware limited liability company (each a "Borrower" and collectively, "Borrowers").

                                    RECITALS

         A. Borrowers, Agent and the Lenders have previously entered into that certain Loan and Security Agreement, dated October 9, 2002 (the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Agent, the Lenders and Borrowers now wish to amend the Loan Agreement on the terms and conditions set forth herein.

         C. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AMENDMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Amendments to Loan Agreement.

                  (a) Section 1.49(a)(i) of the Loan Agreement is hereby amended to read as follows:

                           "(i) the Borrowing Base (as calculated without giving effect to the reserves provided for as items (a) and
                           (h) of the definition of Availability Reserves)"

                  (b) Section 1.123 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "1.123 "Required Lenders" shall mean, at any time, either (a) those Lenders whose Pro Rata Shares aggregate sixty-six and two-thirds percent (66 2/3%) or more of the aggregate of the Loan Commitments of all Lenders, or if the Loan Commitments shall have been terminated, Lenders to whom at least sixty-six and two-thirds percent (66 2/3%) of the then

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                           outstanding principal amount of the Obligations are
                           owing or (b) those Lenders, other than The CIT Group/Business Credit, Inc., whose Pro Rata Shares aggregate fifty-one percent (51%) or more of the aggregate of the Loan Commitments of all Lenders, or if the Loan Commitments shall have been terminated, Lenders, other than The CIT Group/Business Credit, Inc., to whom at least fifty-one percent (51%) of the then outstanding principal amount of the Obligations are owing. The satisfaction of the requirements of either clause (a) or clause (b) in any instance shall be deemed to constitute action by the Required Lenders."

                  (c) Section 3.1(a)(i)(A) of the Loan Agreement is hereby amended to read as follows:

                           "(A) one and one-half percent (1.50%) if at any time during the fiscal quarter preceding such month Excess Availability was $25,000,000 or less,"

                  (d) Section 4.2(d) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(d) Other Documentation. Agent and Lenders shall have received such other legal documentation, in form and substance satisfactory to Agent and Lenders, as Agent or any Lender may require with respect to the Real Property and Agent's (for the ratable benefit of the Lenders) liens thereon."

                  (e) The last sentence of Section 4.3 of the Loan Agreement is hereby amended to read as follows:

                           "Each borrowing by Borrowers hereunder shall constitute a representation and warranty by Borrowers as of the date of such loan or advance that each of the representations, warranties and covenants contained in this Agreement have been satisfied and are true and correct, except as Borrowers, Agent and the Required Lenders shall otherwise agree herein or in a separate writing."

                  (f) The third sentence of Section 6.4(a) of the Loan Agreement is hereby amended to read as follows:

                           "Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, Agent shall apply payments received or collected from a Borrower or for the account of any Borrower (including the monetary proceeds of collections or of realization upon any Collateral) as follows: first, to pay any indemnities or expense reimbursements (including Special Agent Advances and interest thereon) then due to Agent from Borrowers; second, to pay, pro rata, any indemnities or expense reimbursements then due to Lenders from Borrowers; third, to pay any fees then due to Agent from Borrowers; fourth, to pay, pro rata, any fees (including the early

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                           termination fee payable in accordance with Section
                           3.3(b) hereof) then due to Lenders from Borrowers; fifth, to pay interest due in respect of the Revolving Loans, the Term Loan, and any Overadvances; sixth, to pay interest due in respect of any Real Estate Loans; seventh, to pay the outstanding principal balance of the Revolving Loans and any Overadvances; eighth, if such payments are received or collected in connection with the exercise of Agent's and the Lender's rights and remedies with respect to the Mortgage on the Broadway Property shall have been disposed of in a manner permitted under the terms of this Agreement, to pay the outstanding principal balance of the Term Loan; ninth, to pay the outstanding principal balance of the Real Estate Loans; tenth, to be held by Agent as cash collateral for all issued and outstanding Letter of Credit Accommodations in an amount equal to one hundred five percent (105%) of the aggregate face amounts of such Letter of Credit Accommodations; and eleventh, to pay any other Obligations, including the outstanding balance of the Term Loan, if any, in such order and in such amounts as Agent may determine in its sole and reasonable discretion; provided, however, any application of payments to Loans, Letter of Credit Accommodations, interest, fees or other amounts payable to all Lenders shall in each such instance be made for the pro rata benefit of the Lenders."

                  (g) The ninth sentence of Section 6.10(d) of the Loan Agreement is hereby amended to read as follows:

                           "For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a Lender and such Defaulting Lender's Loan Commitment shall be deemed to be zero (0); provided, however, (i) a Defaulting Lender's Loan Commitment may not be increased without the consent of such Defaulting Lender and (ii) none of the Obligations may be forgiven nor any of the fees or rates of interest provided for herein may be reduced without the consent of all Lenders and Defaulting Lenders."

                  (h) Sections 9.5(b)(i)-(iii) are hereby amended and restated to read in their entirety as follows:

                           "(i)     In the event of any loss or damage by fire
                           or other casualty, insurance proceeds relating to Inventory shall first reduce the then outstanding Revolving Loans and then any other Obligations (in the manner set forth in this Agreement) then outstanding. During the continuance of a Default or Event of Default, such insurance proceeds shall be applied in the manner set forth in this Agreement.

                           (ii) In the event any part of the Real Property or Equipment is damaged by fire or other casualty and the insurance proceeds for such

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                           damage or other casualty is less than or equal to
                           $100,000, Agent shall promptly apply such insurance proceeds to reduce the then outstanding Revolving Loans and then any other Obligations (in the manner set forth in this Agreement) then outstanding. Upon the occurrence of a Default or Event of Default, such insurance proceeds shall be applied to the Obligations in the manner set forth in this Agreement.

                           (iii) Absent the occurrence of an Event of Default (which has not been waived in writing as required hereunder), and provided that (A) Borrowers have sufficient business interruption insurance to replace the lost profits of any facility of any Borrower and
                           (B) the insurance proceeds received with respect to damage or other casualty incurred with respect to Real Property or Equipment are in excess of $100,000, Borrowers may elect (by delivering written notice to Agent) to replace, repair or restore such Real Property or Equipment to substantially the equivalent condition prior to such fire or other casualty as set forth herein. If Borrowers do not, or cannot, elect to use the insurance proceeds as set forth above, Agent may, subject to the rights of any holders of encumbrances permitted under Section 9.8 hereof which are senior to those of Agent and the Lenders, apply such insurance proceeds to reduce the then outstanding Revolving Loans or other Obligations (in the manner set forth in this Agreement); during the existence of an Event of Default, such insurance proceeds shall be applied to the Obligations in the manner set forth in this Agreement."

                  (i) Section 9.6(b)(v) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(v)     from time to time, such further information
                           regarding the business affairs and financial condition of such entities Agent may reasonably request, including, without limitation (A) the accountant's management practice letter and (B) annual consolidated and consolidating projections in form satisfactory to Agent. Without limiting the generality of the foregoing, or any other provision of this Agreement, on or before December 15 of each year, Borrowers shall have delivered consolidated and consolidating projections for the following fiscal year (exclusive of and in addition to any such projections provided to Agent at or prior to the Closing Date) and each fiscal year thereafter occurring during the term of this Agreement, each in form satisfactory to Agent."

                  (j) Section 9.7(b)(iv) of the Loan Agreement is hereby amended by deleting clause (D) of such section.

                  (k) Section 9.10(d)(i)(B) of the Loan Agreement is hereby amended to read as follows:

                           "(B) a security agreement granting to Agent, for itself and the ratable benefit of the Lenders, a first security interest and lien (except as

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                           otherwise consented to in writing by Agent and the
                           Lenders) upon all of the assets of such Subsidiary, and"

                  (l) Section 10.2(b)(vi) of the Loan Agreement is hereby amended to read as follows:

                           "(vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Agent or elsewhere) at such prices or terms as Agent may deem reasonable, for cash, upon credit or for future delivery, with Agent or any Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower, which right or equity of redemption is hereby expressly waived and released by each Borrower; provided, however, any such sale, lease, transfer, assignment, delivery or other disposal of Collateral having a value of $1,000,000 or more shall be at prices or terms as Agent and the Required Lenders may deem reasonable, and/or"

                  (m) Section 10.2(f) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(f)     Agent shall apply the cash proceeds of
                           Collateral actually received by it from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations in the manner set forth in this Agreement. Borrowers shall remain liable to Agent and Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses."

                  (n) Section 11.3(a) of the Loan Agreement is hereby amended by changing the words "Section 11.3(a)" contained therein to, in each case, "Section 11.3".

                  (o) Section 11.3(b) of the Loan Agreement is hereby amended by adding the following subsections (xii) and (xiii):

                           "(xii)   the amendment of Sections 6.4(a), 9.5(b)(i),
                           9.5(b)(ii), 9.5(b)(iii) or 10.2(f) hereof; or

                           (xiii) the amendment of Section 6.10(b) to provide for settlements on a basis less frequent than weekly."

                  (p) The first sentence of Section 12.11(c) is hereby amended to read as follows:

                           "Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by the Required Lenders, each

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                           Lender agrees to confirm in writing, upon request by
                           Agent, the authority to release Collateral conferred upon Agent under this Section."

                  (q) Section 14.2(h) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                           "(h)     An Event of Default shall exist or continue
                           or be continuing until such Event of Default is waived in accordance with Section 11.3 or is cured in a manner satisfactory to Agent and the Required Lenders, if such Event of Default is capable of being cured as reasonably determined by Agent and the Required Lenders."

                  (r) The first portion of clause (ii) of Section 14.6(a) is hereby amended to read as follows:

                           "(ii)    assign all, or if less than all a portion
                           equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Lender's Loan Commitment, pro rata share of the Loans made pursuant to such assigned Loan Commitment and the related rights and obligations related thereto under this Agreement to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance; provided, that,"

         2. Effectiveness of this Amendment. This Amendment shall be effective upon Agent's receipt of this Amendment and the attached
Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties..

         3. Representations and Warranties. Borrowers represents and warrants as follows:

                  (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

                  (c) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

         4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and

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construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         6.       Reference to and Effect on the Financing Agreements.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and the Lenders.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

                  (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

         8. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

         9. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                      M T S, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      THREE A'S HOLDINGS, L.L.C.,
                                      a Delaware limited liability company

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: Manager

                                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                                      a New York corporation,
                                      as Agent and as a Lender

                                      By: ______________________________________
                                      Name:  Kelly Wu
                                      Title: Vice President

                                      CONGRESS FINANCIAL CORPORATION
                                      (WESTERN),
                                      a California corporation

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

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                                      FLEET RETAIL FINANCE, INC.,
                                      a ____________ corporation

                                      By: ______________________________________
                                      Name:  Sally A. Sheehan
                                      Title: Director

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                          ACKNOWLEDGEMENT BY GUARANTORS

                          Dated as of November 18, 2002

         Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreements, each dated as of October 9, 2002, made in favor of Agent (as amended, modified or supplemented, each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing First Amendment to Loan and Security Agreement (the "Amendment") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Agent has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Loan Agreement, the Guaranties or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

                                      TOWER RECORDS, INCORPORATED,
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      8775 SUNSET, INC.,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

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                                      COLUMBUS & BAY, INC.,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      JEREMY'S HOLDINGS, LLC,
                                      a Delaware limited liability company

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: Manager

                                      R.T. RECORDS, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      TOWER DIRECT LLC.,
                                      a Delaware limited liability company

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: Manager

                                      33RD STREET RECORDS, INCORPORATED,
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

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                                      T.R. SERVICES, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      IRELAND TR, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      PIPERNICK CORP.,
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      TR ARGENTINA, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      TR ISRAEL, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

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                                      TR MEXICO, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

                                      TOWER GRAPHICS, INCORPORATED,
                                      a California corporation

                                      By: ______________________________________
                                      Name:  Michael T. Solomon
                                      Title: President

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